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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       January 31, 2003 (January 14, 2003)


                           METATEC INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


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
Ohio                                        0-9220                                      31-1647405
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
(State or other jurisdiction of             (Commission                                 (IRS Employer
incorporation)                              File Number)                                Identification No.)
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
7001 Metatec Boulevard, Dublin, Ohio                                                     43017
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
(Address of principal executive offices)                                                 (Zip Code)
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Registrant's telephone number, including area code:  (614) 761-2000


Not Applicable
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(Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Sale of Electronic Software Distribution Business

      On January 14, 2003, Metatec International, Inc. (the "Company") sold its Internet-based electronic software distribution ("ESD") business to Digital River, Inc. ("Digital River"), a global e-commerce outsource solutions provider based in Minneapolis, Minnesota. Under the terms of the agreement, Digital River acquired certain assets and assumed certain liabilities associated with the Company's ESD business, and Metatec received approximately $1.1 million in cash and notes, subject to adjustment based on an earn out computation.

      A copy of the press release announcing the foregoing matters is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits.

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Exhibit
Number      Description of Exhibit
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
99.1        Press release issued by Metatec International, Inc. on January 23, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METATEC INTERNATIONAL, INC.


Date: January 31, 2003                  By /s/ Gary W. Qualmann
                                           -------------------------------------
                                           Gary W. Qualmann, Chief Financial
                                              Officer (authorized signatory)
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                                  EXHIBIT INDEX

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
Exhibit
Number      Description of Exhibit
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
99.1        Press release issued by Metatec International, Inc. on January 23, 2003.
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